SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2003

Variagenics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-31035	04-3182077

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire St.
Cambridge, MA, 02139-1548

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 588-5300

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Regulation FD Disclosure.

On January 21, 2003, Variagenics, Inc. (the “Company”) issued a press release announcing recent developments relating to its proposed merger with Hyseq, Inc., including the receipt of an unsolicited business combination proposal, the determination by its Board of Directors that the proposal was not in the best interests of the Company or its stockholders and the reaffirmation by its Board of Directors to recommend that its stockholders vote to approve the merger with Hyseq. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

In addition, on or about January 21, 2003, the Company filed and distributed to its stockholders, who are eligible to vote at the Company’s special meeting scheduled for January 28, 2003, a Supplement dated January 21, 2003 to the Joint Proxy Statement/Prospectus dated December 13, 2002. The Supplement contains information about recent developments relating to the Company’s proposed merger with Hyseq, including the receipt of an unsolicited business combination proposal. A copy of the Supplement is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

(c)  The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Press release of Variagenics, Inc. dated January 21, 2003.

99.2	Supplement dated January 21, 2003 to Joint Proxy Statement/Prospectus dated December 13, 2002.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAGENICS, INC.
(Registrant)

Date: January 21, 2003	By:	/s/ Joseph S. (Jay) Mohr

Joseph S. (Jay) Mohr President and Chief Business Officer

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Variagenics, Inc. dated January 21, 2003.

99.2	Supplement dated January 21, 2003 to Joint Proxy Statement/Prospectus dated December 13, 2002.